UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2009
Henry Schein, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-99.1
EX-99.2

Item 1.01. Entry into a Material Definitive Agreement.
On May 28, 2009, at the Annual Meeting of Stockholders of Henry Schein, Inc. (the “Company”), the stockholders of the Company approved (i) an amendment to the Henry Schein, Inc. 1994 Stock Incentive Plan, as amended from time to time (the “1994 Incentive Plan”) and (ii) an amendment to the Henry Schein, Inc. Section 162(m) Cash Bonus Plan, as amended from time to time (the “Bonus Plan”). Each amendment was previously approved by the Company’s Board of Directors on March 9, 2009 subject to stockholder approval. (See Item 5.02 below for a description of the amendments.)
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The amendment to the 1994 Incentive Plan, among other things: (i) increases the maximum aggregate number of shares of the Company’s common stock issuable with respect to all awards under the 1994 Incentive Plan by 3.3 million shares to a maximum of 27,079,270 shares; (ii) implements a “fungible share limit” where each share of common stock subject to full value awards (e.g., restricted stock and restricted stock units) granted on or after the date of the 2009 Annual Meeting will be counted against the aggregate maximum share limit under the 1994 Incentive Plan as two shares for every share granted; (iii) provides that, with respect to future awards, a “change of control” under the 1994 Incentive Plan will occur upon the consummation of certain corporate transactions rather than stockholder approval of the transaction and (iv) provides a minimum vesting schedule with respect to future awards of restricted stock and restricted stock units.
The amendment to the Bonus Plan extends the termination date so that bonuses may be payable under the Bonus Plan with respect to any fiscal year ending on or prior to December 31, 2013.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibit 99.1 — Amendment Number Two to the Henry Schein, Inc. 1994 Stock Incentive Plan

Exhibit 99.2 — Amendment Number Three to the Henry Schein, Inc. Section 162(m) Cash Bonus Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC. (Registrant)
Date: June 1, 2009	By:	/s/ Michael S. Ettinger
Michael S. Ettinger
Senior Vice President and General Counsel

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